Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended September 30, 2003

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: changes in the global political environment; national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended September 30, 2003

Table of Contents

Third Quarter Review / Shareholder Information

Financial Review

Balance Sheets
Income Statements
Funds from Operations / Capital Expenditures
Selected Financial Ratios / Data
Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
Summary of Outstanding Debt
Debt Maturity Schedule / Debt Covenant Compliance Ratios
Activity Review
2003 Acquisitions
2003 Transfers To Joint Ventures and Dispositions
2003 Redevelopment / Outparcel Development Activities
Portfolio Review

Property Type Summary

Properties by State / Region
Same Property NOI Analysis
Top Ten Tenants
New Lease Summary
Lease Expiration Schedule
Property Portfolio
Appendix

Summary of Joint Venture Projects
Joint Venture Projects - Disposition Activity

Third Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 404 properties, including 19 properties held through joint ventures, and total assets of approximately $3.5 billion.  Its properties are strategically located across 35 states and include 375 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 53.5 million square feet of gross leasable area, and 29 related retail real estate assets, with approximately 2.3 million square feet of gross leasable area.

Third Quarter Review

Financial Review

•                  On September 29, 2003, the Company entered into a $100 Million Secured Term Loan Facility, refinancing its $155 Million Term Loan Facility.  The new facility bears interest at LIBOR plus 125 basis points and matures on September 29, 2006.  Fleet National Bank acted as administrative agent.

Activity Review

•                  On September 11, 2003, the Company acquired Harpers Station, a 240,681 square foot shopping center located in Cincinnati, Ohio and anchored by Bova Furniture, Dillard’s Homestore, HomeGoods, Stein Mart and TJ Maxx, for approximately $23.8 million, including $13.0 million of assumed mortgage indebtedness.  On September 30, 2003, the Company acquired Dickson City Crossings, a 301,462 square foot shopping center located in Dickson City (Scranton), Pennsylvania and anchored by Circuit City, Dick’s Sporting Goods, Home Depot, PetsMart and TJ Maxx, for approximately $28.1 million, including $14.8 million of assumed mortgage indebtedness.  In total, 12 shopping centers, totaling approximately 1.7 million square feet, were acquired during the first nine months of 2003 for an aggregate of approximately $126.8 million (includes one shopping center, Paradise Pavilion, for which the purchase amount was included in the Equity Investment Group portfolio acquisition on December 12, 2002).

•                  On September 30, 2003, a U.S. partnership comprised substantially of foreign investors purchased a 70 percent interest in Arapahoe Crossings (valued for sale purposes at $72.0 million), reducing New Plan’s ownership interest to 30 percent from 100 percent.  New Plan will continue to manage and lease the property.  In connection with the sale, the property was encumbered with a $50.0 million, ten-year mortgage at 5.34 percent with Bank of America.

•                  During the third quarter, the Company sold three properties and two land parcels for an aggregate of approximately $21.1 million.  Properties sold during the quarter include Silver Bridge Plaza, a 145,481 square foot shopping center located in Gallipolis, Ohio; a 36,750 square foot single tenant Gold’s Gym located in Brandon, Florida; a 29,000 square foot single tenant building located in Michigan City, Indiana; 12 acres of land at Columbus Center in Columbus, Indiana to Target; and 21.5 acres of land at The Mall at 163rd Street in Miami, Florida to Wal-Mart.  In the first nine months of 2003, the Company generated an aggregate of approximately $101.8 million of capital through the disposition of 18 properties, four land parcels and the sale of 70 percent of its interest in Arapahoe Crossings.

Portfolio Review

•                  At the end of the third quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including stabilized joint venture projects, was approximately 92 percent leased.  The GLA for the Company’s total stabilized portfolio, excluding joint venture projects, was approximately 91 percent leased at September 30, 2003 and when including properties under redevelopment, the GLA for the Company’s total portfolio, excluding joint venture projects (Company Total Portfolio), was approximately 90 percent leased at September 30, 2003.  The average annual base rent (ABR) at September 30, 2003 for the Company’s Total Portfolio was $7.99 per leased square foot.  During the quarter, 174 new leases, aggregating approximately 962,000 square feet, were signed at an average ABR of $8.20 per square foot.  Also during the quarter, 227 renewal leases, aggregating approximately 946,000 square feet, were signed at an average ABR of $8.90 per square foot, an increase of approximately 7.0 percent over the expiring leases.  In total, 459 new leases, aggregating approximately 2.4 million square feet, were signed during the first nine months of 2003 at an average ABR of $8.28 per square foot and 663 renewal leases, aggregating approximately 2.7 million square feet, were signed at an average ABR of $9.09 per square foot, an increase of approximately 6.6 percent over the expiring leases.

Joint Venture Projects

•                  On July 3, 2003, Benbrooke Ventures sold Fredricksburg, an 83,374 square foot building located in Spotsylvania, Virginia, for $2.3 million.  The Company has a 50 percent joint venture interest in Benbrooke Ventures.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY 10036
Phone: 212-869-3000
Fax: 212-869-3989
www.newplan.com

Exchange Listing

New York Stock Exchange
Common stock: NXL
Series E preferred stock: NXLprE

Senior Unsecured Debt Ratings
Standard & Poor’s: BBB
Moody’s: Baa2

Quarterly Results
The Company expects to announce quarterly results as follows:

Fourth quarter and Year-end 2003: February 26, 2004
First quarter 2004: May 6, 2004
Second quarter 2004: July 29, 2004
Third quarter 2004: October 28, 2004

Transfer Agent and Registrar
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 800-730-6001
www.equiserve.com

Corporate Communications Department
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone: 212-869-3000
Fax: 212-869-3989
E-mail:	corporatecommunications@newplan.com slipschitz@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet site at www.sec.gov.  In addition, these reports are available on the Company’s website at www.newplan.com, under Investor Information; Financial Reports.

Balance Sheets

(Unaudited, in thousands)

	As Of
	09/30/03	06/30/03	03/31/03	12/31/02
Assets:
Land	$835,884	$843,529	$837,819	$830,376
Buildings and improvements	2,805,926	2,805,698	2,803,158	2,735,046
Less: accumulated depreciation and amortization	(343,482)	(326,771)	(313,677)	(295,946)
Net real estate	3,298,328	3,322,456	3,327,300	3,269,476
Real estate held for sale	20,415	17,674	14,602	21,276
Cash and cash equivalents	4,037	9,654	9,746	8,528
Restricted cash (1)	20,718	17,565	21,016	52,930
Marketable securities	2,680	2,420	2,296	2,115
Receivables
Trade, net of allowance for doubtful accounts of (September 30, 2003- $15,580, June 30, 2003- $15,939, March 31, 2003- $16,405, December 31, 2002- $15,307)	60,534	62,445	51,417	46,990
Other	18,716	18,342	18,657	43,479
Mortgages and notes receivable (2)	13,260	13,961	2,593	2,632
Prepaid expenses and deferred charges	42,150	36,925	26,753	21,527
Investments in / advances to unconsolidated ventures (3)	34,830	29,721	30,341	31,234
Other assets (4)	13,272	14,735	15,366	15,092
TOTAL ASSETS	$3,528,940	$3,545,898	$3,520,087	$3,515,279
Liabilities:
Mortgages payable, including unamortized premium of (September 30, 2003- $17,865, June 30, 2003- $18,797, March 31, 2003- $19,581, December 31, 2002- $20,403)	$565,155	$557,015	$549,213	$671,200
Notes payable, net of unamortized discount of (September 30, 2003- $3,008, June 30, 2003- $3,149, March 31, 2003- $2,120, December 31, 2002- $2,222)	898,131	897,967	784,383	783,927
Notes payable, other (5)	—	—	—	28,349
Credit facilities	236,000	280,000	410,000	230,000
Capital leases	28,640	28,716	28,792	28,866
Dividends payable	45,537	44,564	44,893	44,836
Other liabilities (6)	115,934	92,088	88,853	106,690
Tenant security deposits	9,793	9,710	9,417	9,128
TOTAL LIABILITIES	1,899,190	1,910,060	1,915,551	1,902,996
Minority interest in consolidated partnership	38,377	38,863	39,367	39,434

Stockholders’ equity:
Preferred stock	10	10	8	8
Common stock	975	972	970	968
Additional paid-in capital	1,880,383	1,873,819	1,827,565	1,825,820
Accumulated other comprehensive loss	872	(976)	(316)	(593)
Less: accumulated distributions in excess of net income	(290,867)	(276,850)	(263,058)	(253,354)
TOTAL STOCKHOLDERS’ EQUITY	1,591,373	1,596,975	1,565,169	1,572,849
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,528,940	$3,545,898	$3,520,087	$3,515,279

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Includes a $12.2 million mortgage loan made to First Westport Properties on June 18, 2003 in connection with its acquisition of New Britain Village Square.

(3) Represents direct equity investments in Arapahoe Crossings, LP, Benbrooke Ventures, CA New Plan Venture Fund, Clearwater Mall, LLC and Preston Ridge, and an outstanding notes receivable related to Preston Ridge.

(4) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(5) Represents a promissory note issued in connection with the Equity Investment Group portfolio acquisition on December 12, 2002.  This note was repaid in full on January 2, 2003.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended						Twelve Months Ended
	09/30/03	06/30/03	03/31/03	09/30/02	06/30/02	03/31/02	12/31/02
Rental Revenues:
Rental income	$94,253	$93,080	$93,086	$79,049	$77,059	$65,084	$300,744
Percentage rents	1,361	1,931	1,761	1,205	1,482	2,375	6,688
Expense reimbursements	23,666	26,278	26,074	20,405	22,178	16,464	82,226
TOTAL RENTAL REVENUES	119,280	121,289	120,921	100,659	100,719	83,923	389,658

Rental Operating Expenses:
Operating costs	21,640	23,222	23,046	17,479	16,979	13,289	67,704
Real estate and other taxes	14,648	14,716	15,658	12,297	11,828	9,396	46,515
Provision for doubtful accounts	2,006	1,980	1,816	2,159	2,020	2,622	8,938
TOTAL RENTAL OPERATING EXPENSES	38,294	39,918	40,520	31,935	30,827	25,307	123,157
NET OPERATING INCOME	80,986	81,371	80,401	68,724	69,892	58,616	266,501

Other Income:
Interest, dividend and other income	2,112	1,932	3,360	3,042	2,736	3,162	11,015
Equity in income of unconsolidated ventures	772	1,188	473	1,177	838	1,718	5,245
Foreign currency (loss) gain	—	—	—	(397)	403	(19)	(13)
TOTAL OTHER INCOME	2,884	3,120	3,833	3,822	3,977	4,861	16,247

Other Expenses:
Interest expense	25,764	24,848	26,001	24,617	24,046	19,708	93,259
Depreciation and amortization	20,034	18,807	18,884	16,531	16,627	14,807	65,191
General and administrative	6,293	4,204	4,230	4,190	5,431	3,692	17,875
TOTAL OTHER EXPENSES	52,091	47,859	49,115	45,338	46,104	38,207	176,325
Income before real estate sales, impairment of real estate and minority interest	31,779	36,632	35,119	27,208	27,765	25,270	106,423
Gain on sale of real estate	—	—	—	—	10	192	202
Impairment of real estate	—	(4,376)	—	(228)	—	(4,000)	(88,616)
Minority interest in income of consolidated partnership	(394)	(375)	(401)	(74)	(104)	(240)	(642)
INCOME FROM CONTINUING OPERATIONS	31,385	31,881	34,718	26,906	27,671	21,222	17,367

Discontinued Operations:
Results of discontinued operations	537	764	442	5,899	5,468	6,201	22,803
(Loss) gain on sale of discontinued operations	(163)	83	3,483	(284)	1,797	(6)	100,837
Impairment of real estate held for sale	(48)	(199)	(3,454)	(2,730)	(4,175)	(5,429)	(18,945)
INCOME FROM DISCONTINUED OPERATIONS	326	648	471	2,885	3,090	766	104,695
NET INCOME	$31,711	$32,529	$35,189	$29,791	$30,761	$21,988	$122,062
Preferred dividends	(5,279)	(5,753)	(4,859)	(4,859)	(5,646)	(5,659)	(21,023)
(Premium) discount on redemption of preferred stock	—	(630)	—	6,997	—	—	6,997
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	26,432	26,146	30,330	31,929	25,115	16,329	108,036
Minority interest in income of consolidated partnership	394	375	401	74	104	240	642
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$26,826	$26,521	$30,731	$32,003	$25,219	$16,569	$108,678

NET INCOME PER COMMON SHARE - BASIC	$0.27	$0.27	$0.31	$0.33	$0.27	$0.18	$1.14
NET INCOME PER COMMON SHARE - DILUTED	0.27	0.27	0.31	0.33	0.26	0.18	1.13

Weighted average common shares outstanding - basic	97,455	97,112	96,937	96,617	94,701	92,191	95,119
ERP partnership units	2,178	2,178	2,178	798	894	1,116	897
Options	872	663	487	519	621	575	536
Weighted average common shares outstanding - diluted	100,505	99,953	99,602	97,934	96,216	93,882	96,552

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended						Twelve Months Ended
	09/30/03	06/30/03	03/31/03	09/30/02	06/30/02	03/31/02	12/31/02
Funds from Operations: (1)
Net income available to common stockholders - basic	$26,432	$26,146	$30,330	$31,929	$25,115	$16,329	$108,036
Add:
Depreciation and amortization
Continuing operations real estate assets	20,034	18,807	18,884	16,531	16,627	14,807	65,191
Discontinued operations real estate assets	57	134	234	1,261	1,933	1,576	5,033
Pro rata share of joint venture real estate assets	253	209	254	327	341	308	1,405
Deduct:
Gain on sale of real estate (2)	—	—	—	—	(10)	(192)	(202)
(Gain) loss on sale of discontinued operations (2)	(51)	(78)	(1,000)	284	(1,755)	133	(98,876)
Pro rata share of joint venture gain on sale of real estate (2)	(39)	(604)	—	—	—	—	—
FUNDS FROM OPERATIONS - BASIC	46,686	44,614	48,702	50,332	42,251	32,961	80,587
Add:
Preferred A dividends (3)	—	—	—	—	787	800	1,587
Minority interest in income of consolidated partnership	394	375	401	74	104	240	642
FUNDS FROM OPERATIONS - DILUTED	$47,080	$44,989	$49,103	$50,406	$43,142	$34,001	$82,816

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.48	$0.46	$0.50	$0.52	$0.45	$0.36	$0.85
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.47	0.45	0.49	0.51	0.44	0.36	0.85

Funds from operations - diluted	$47,080	$44,989	$49,103	$50,406	$43,142	$34,001	$82,816
Add:
Impairment of real estate	—	4,376	—	228	—	4,000	88,616
Impairment of real estate held for sale	48	199	3,454	2,730	4,175	5,429	18,945
Premium (discount) on redemption of preferred stock	—	630	—	(6,997)	—	—	(6,997)
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$47,128	$50,194	$52,557	$46,367	$47,317	$43,430	$183,380

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.47	$0.50	$0.53	$0.47	$0.48	$0.45	$1.88

Weighted average common shares outstanding - basic	97,455	97,112	96,937	96,617	94,701	92,191	95,119
ERP partnership units	2,178	2,178	2,178	798	894	1,116	897
Options	872	663	487	519	621	575	536
Dilutive effect of convertible Preferred A (3)	—	—	—	—	1,856	1,874	937
Weighted average common shares outstanding - diluted	100,505	99,953	99,602	97,934	98,072	95,756	97,489

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred A share (3)	—	—	—	—	0.53125	0.53125	1.06250
Dividend per Preferred B share (4)	—	0.20968	0.53906	0.53906	0.53906	0.53906	0.53906
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500
Dividend per Preferred E share	0.47656	0.37066	—	—	—	—	—

Common dividends	$40,258	$40,133	$40,034	$39,968	$39,221	$38,957	$158,124
Preferred A dividends (3)	—	—	—	—	787	800	1,587
Preferred B dividends (4)	—	1,321	3,396	3,396	3,396	3,396	13,584
Preferred D dividends	1,463	1,463	1,463	1,463	1,463	1,463	5,852
Preferred E dividends	3,816	2,969	—	—	—	—	—
TOTAL DISTRIBUTIONS	$45,537	$45,886	$44,893	$44,827	$44,867	$44,616	$179,147

	Three Months Ended						Twelve Months Ended
	09/30/03	06/30/03	03/31/03	09/30/02	06/30/02	03/31/02	12/31/02
Capital Expenditures:
New development (5)	$—	$—	$—	$—	$—	$—	$—
Building additions and expansions (6)	15,421	14,421	8,550	8,025	8,317	5,727	35,468
Building improvements capitalized (7)	2,631	2,132	1,253	2,994	2,603	1,865	10,788
Tenant improvements	4,361	2,644	3,233	3,445	2,845	2,408	11,184
Leasing commissions	3,800	1,801	852	873	882	387	3,925
TOTAL CAPITAL EXPENDITURES	$26,213	$20,998	$13,888	$15,337	$14,647	$10,387	$61,365

Straight line rents	$1,376	$1,732	$1,512	$924	$1,414	$503	$4,075

Capitalized interest	$1,121	$957	$1,007	$1,171	$858	$657	$3,733

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, NAREIT, based on discussions with the SEC, provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  The Company historically has added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and has not factored in original issuance costs of preferred stock that has been redeemed in the calculation of FFO.  The Company has revised its calculation of FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company.

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 also is helpful to investors because it further assists investors in understanding the impact of the revised guidance adopted by NAREIT on the Company’s historical operational performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO.

(2) Excludes gain / loss on sale of land.

(3) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent price of $20.10 per share.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) Includes ground-up development.

(6) Revenue-enhancing expenditures.

(7) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended												Twelve Months Ended
	09/30/03		06/30/03		03/31/03		09/30/02		06/30/02		03/31/02		12/31/02
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.00	x	3.20	x	3.06	x	3.03	x	3.11	x	3.36	x	3.12	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.62	x	2.76	x	2.78	x	2.77	x	2.85	x	3.02	x	2.85	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.23	x	2.31	x	2.38	x	2.36	x	2.35	x	2.41	x	2.37	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.59	x	2.69	x	2.67	x	2.64	x	2.61	x	2.70	x	2.64	x

Debt/equity ratios:
Total debt/total market capitalization	40.3%		42.7%		45.4%		42.7%		40.4%		41.4%		45.5%
Total debt/total equity market capitalization	67.5%		74.6%		83.0%		74.4%		67.7%		70.7%		83.6%
Total debt/total book assets	49.0%		49.7%		50.4%		46.2%		43.4%		46.5%		49.6%
Total debt/undepreciated book value (2)	44.6%		45.5%		46.2%		42.1%		40.0%		42.8%		45.7%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.90%		67.09%		66.49%		68.27%		69.39%		69.84%		68.39%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	65.22%		69.27%		67.37%		68.53%		76.99%		72.58%		71.99%
Annualized G&A/total assets	0.71%		0.47%		0.48%		0.51%		0.66%		0.45%		0.51%
G&A/total revenues (excluding currency change)	5.15%		3.38%		3.39%		4.00%		5.21%		4.16%		4.40%

Market capitalization calculations:
Common shares outstanding	97,595		97,292		97,053		96,893		95,067		94,442		96,916
Preferred A shares outstanding (3)	—		—		—		—		1,492		1,507		—
Preferred B shares outstanding (4)	—		—		6,300		6,300		6,300		6,300		6,300
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		—		—		—		—		—

Common stock price end of period	$23.30		$21.35		$19.59		$18.44		$20.83		$20.05		$19.09
Preferred A price end of period (3)	—		—		—		—		25.49		26.00		—
Preferred B price end of period (4)	—		—		25.11		25.05		25.00		24.93		25.20
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price end of period	26.50		26.60		—		—		—		—		—

Common market equity at end of period	$2,273,964		$2,077,184		$1,901,268		$1,786,707		$1,980,246		$1,893,562		$1,850,126
Preferred market equity at end of period	287,000		287,800		233,193		232,815		270,531		271,241		233,760
Total equity market capitalization	2,560,964		2,364,984		2,134,461		2,019,522		2,250,777		2,164,803		2,083,886
Total debt end of period	1,727,926		1,763,698		1,772,388		1,502,577		1,524,520		1,530,475		1,742,342
TOTAL MARKET CAPITALIZATION	$4,288,890		$4,128,682		$3,906,849		$3,522,099		$3,775,297		$3,695,278		$3,826,228

(1) Includes pro rata share of joint venture results.

(2) Excludes accumulated depreciation on operating and held for sale assets.

(3) On July 15, 2002, the Company redeemed all Preferred A shares outstanding, resulting in the issuance of approximately 1.9 million shares of common stock at an equivalent of $20.10 per share.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended												Twelve Months Ended
	09/30/03		06/30/03		03/31/03		09/30/02		06/30/02		03/31/02		12/31/02
Net income to EBITDA calculation: (1)
Net income	$31,711		$32,529		$35,189		$29,791		$30,761		$21,988		$122,062
Depreciation and amortization
Continuing operations real estate assets	20,034		18,807		18,884		16,531		16,627		14,807		65,191
Discontinued operations real estate assets	57		134		234		1,261		1,933		1,576		5,033
Pro rata share of joint venture real estate assets	253		209		254		327		341		308		1,405
Income taxes	133		133		133		155		150		125		663
Interest expense
Continuing operations	25,764		24,848		26,001		24,617		24,046		19,708		92,941
Discontinued operations	60		60		61		—		37		13		61
Pro rata share of joint ventures	405		432		481		652		593		637		1,883
Gain on sale of real estate	—		—		—		—		(10)		(192)		(202)
Loss (gain) on sale of discontinued operations	163		(83)		(3,483)		284		(1,797)		6		(100,837)
Gain on sale of joint venture	(39)		(604)		—		—		—		—		—
Impairment of real estate
Impairment of real estate	—		4,376		—		228		—		4,000		88,616
Impairment of real estate held for sale	48		199		3,454		2,730		4,175		5,429		18,945
EBITDA	$78,589		$81,040		$81,208		$76,576		$76,856		$68,405		$295,761

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.22	x	2.26	x	2.35	x	2.09	x	2.17	x	2.05	x	1.18	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.94	x	1.95	x	2.13	x	1.91	x	1.98	x	1.84	x	1.08	x
Fixed charge coverage (earnings/(interest expense – scheduled principal payments – preferred dividends))	1.64	x	1.62	x	1.82	x	1.62	x	1.63	x	1.46	x	0.89	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.91	x	1.90	x	2.04	x	1.82	x	1.81	x	1.64	x	1.00	x

Net income to earnings calculation:
Net income	$31,711		$32,529		$35,189		$29,791		$30,761		$21,988		$122,062
Deduct:
Income from discontinued operations	(326)		(648)		(471)		(2,885)		(3,090)		(766)		(104,695)
Equity in income of unconsolidated ventures	(772)		(1,188)		(473)		(1,177)		(838)		(1,718)		(5,245)
Add:
Minority interest in income of consolidated partnership	394		375		401		74		104		240		642
Interest expense	25,764		24,848		26,001		24,617		24,046		19,708		93,259
Distributed income of investments in unconsolidated joint ventures	229		243		243		1,041		1,087		917		3,761
Interest component of rental expense	113		80		126		107		107		78		428
EARNINGS	$57,113		$56,239		$61,016		$51,568		$52,177		$40,447		$110,212

Fixed charge calculation:
Interest expense	$25,764		$24,848		$26,001		$24,617		$24,046		$19,708		$93,259
Scheduled principal payments	3,707		4,050		2,677		2,360		2,318		2,318		9,034
Preferred dividends	5,279		5,753		4,859		4,859		5,646		5,659		21,023
FIXED CHARGE	$34,750		$34,651		$33,537		$31,836		$32,010		$27,685		$123,316
Capitalized interest	$1,121		$957		$1,007		$1,171		$858		$657		$3,733

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:
Secured Mortgage Indebtedness
Merchants Park / The Crossing at Fry Road	John Hancock	$20,728	7.810%	07/01/04	1.21%
Briggsmore Plaza	AETNA Life Insurance	232	8.288%	08/01/04	0.01%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,720	8.850%	02/10/05	0.45%
Roundtree Place	Nationwide Life Insurance	6,313	8.850%	02/10/05	0.37%
Grant Mills Station	Laureate Realty Services	6,789	8.850%	02/10/05	0.40%
Lagniappe Village Shopping Center	Laureate Realty Services	5,652	8.850%	02/10/05	0.33%
Mist Lake Plaza	Banker Financial	8,565	8.850%	02/10/05	0.50%
Panama City Square	First Union National Bank	12,594	6.750%	10/01/05	0.74%
Harpers Station I	Columbus Life Insurance Company	11,573	8.000%	10/14/05	0.68%
Harpers Station II	Columbus Life Insurance Company	1,380	8.750%	10/14/05	0.08%
Parkway Plaza I	Sun Life Assurance Company	8,703	7.630%	04/01/06	0.51%
Parkway Plaza II	Sun Life Assurance Company	2,481	8.020%	04/01/06	0.15%
Alexis Park	SECORE Financial	4,514	9.390%	10/01/06	0.26%
Normandy Plaza	State Farm Life Insurance Company	2,896	8.200%	02/01/07	0.17%
Montebello Plaza	Nationwide Life Insurance	4,395	9.625%	03/05/07	0.26%
Crown Point	Jackson National Life Insurance	7,170	8.120%	05/01/07	0.42%
Skyway Plaza	LaSalle National Bank	3,642	9.250%	05/01/07	0.21%
Dickson City Crossings I	General American Life Insurance Co.	12,364	8.650%	12/01/07	0.72%
Dickson City Crossings II	General American Life Insurance Co.	2,469	8.870%	12/01/07	0.14%
Westminster City Center	Wells Fargo Bank, N.A.	28,402	6.690%	02/01/08	1.66%
42 properties (REMIC)	SECORE Financial	153,268	6.670%	06/01/08	8.96%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,946	7.320%	12/01/08	0.23%
Brice Park	USG Annuity and Life	3,213	7.875%	02/01/09	0.19%
London Marketplace	Aegon USA Realty	3,804	8.265%	04/01/09	0.22%
Paradise Plaza	CIGNA	1,757	9.150%	04/01/09	0.10%
Tuckernuck Square	LaSalle National Bank	5,404	7.880%	08/01/09	0.32%
Perry Marketplace	American Express	3,910	9.000%	10/01/09	0.23%
Bristol Plaza	Sun Life Assurance Company	6,262	8.090%	11/01/09	0.37%
Festival Center	KeyBank National Association	2,513	8.240%	01/01/10	0.15%
Sunshine Square	Sun Life Assurance Company	7,486	8.490%	05/31/10	0.44%
Marwood Plaza	Sun Life Assurance Company	4,346	8.280%	06/01/10	0.25%
Saddletree Village Shopping Center	Aegon USA Realty	1,658	8.250%	06/01/10	0.10%
Hampton Village Centre	Deutsche Banc Capital LLC	29,330	8.530%	06/30/10	1.71%
Greentree	SFERS	5,053	8.240%	10/01/10	0.30%
Merchant’s Central	SFERS	6,281	8.240%	10/01/10	0.37%
Northside Plaza	SFERS	2,205	8.240%	10/01/10	0.13%
Habersham Crossing	SFERS	3,720	8.240%	10/01/10	0.22%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,560	8.000%	07/01/11	0.15%
Merchants Crossing	American Equity Investment	5,295	7.630%	09/14/11	0.31%
Irving West	Protective Life	2,139	8.500%	10/01/11	0.13%
Hunt River Commons	Nationwide Life Insurance	7,372	7.070%	10/01/11	0.43%
Chapel Square	American National	1,645	9.250%	02/01/13	0.10%
Northgate	State Farm Life Insurance Company	6,384	8.750%	06/30/13	0.37%
University IV	IDS Life Insurance Company	1,976	8.250%	03/01/15	0.12%
Riverview Plaza	Protective Life	4,601	8.625%	09/01/15	0.27%
Green Acres	Protective Life	11,157	7.500%	07/01/16	0.65%
Lexington Town Square	American Enterprise	1,840	8.500%	10/01/16	0.11%
Midway Market Square	MONY	17,167	8.180%	12/01/16	1.00%
Stratford Commons	Protective Life	5,128	8.125%	01/01/17	0.30%
Elkhart Market Centre	Protective Life	13,212	7.500%	08/01/18	0.77%
Northshore Plaza	IDS Life Insurance Company	3,722	8.050%	02/01/20	0.22%
Covered Bridge	Protective Life	2,740	7.500%	06/01/20	0.16%
Olympia Corners	Protective Life	5,383	7.500%	06/01/20	0.31%
Sun Plaza	Protective Life	10,007	7.500%	06/01/20	0.58%

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
The Vineyards	Protective Life	8,318	7.500%	06/01/20	0.49%
Arvada Plaza	American Centurion	2,147	7.670%	05/01/21	0.13%
Aurora Plaza	Protective Life	6,459	7.500%	06/01/21	0.38%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,825	7.880%	06/01/21	0.28%
Hilltop Plaza	IDS Life Insurance Company	5,817	7.640%	06/01/21	0.34%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,889	7.320%	03/01/28	0.23%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$536,521	7.625%		31.36%

Unsecured Notes
7.33%, 4 Year Unsecured Notes	—	$49,000	7.330%	11/20/03	2.86%
6.88%, 7 Year Unsecured Notes (1)	—	75,000	6.875%	10/15/04	4.38%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	5.84%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.75%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	14.61%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.77%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%	06/01/23	6.72%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.58%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.46%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.58%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.58%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.46%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.46%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.46%

TOTAL FIXED RATE UNSECURED NOTES		$899,000	6.493%		52.54%

CAPITAL LEASES		$28,640	7.500%	06/20/31	1.67%

TOTAL FIXED RATE DEBT		$1,464,161	7.066%		85.58%

Variable Rate Debt (3):

Secured Mortgage Indebtedness
Highland Commons	GE Financial Assurance	$3,858	8.250%	12/01/09	0.23%
Lexington Road Plaza	Great Northern Insured Annuity	6,911	7.375%	09/01/11	0.40%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$10,769	7.688%		0.63%

Credit Facilities
$350 Million Revolving Credit Facility	Fleet National Bank	$136,000	2.170%	04/25/05	7.95%
$100 Million Secured Term Loan Facility	Fleet National Bank	100,000	2.370%	09/29/06	5.84%

TOTAL CREDIT FACILITIES		$236,000	2.255%		13.79%

TOTAL VARIABLE RATE DEBT		$246,769	2.492%		14.42%

TOTAL DEBT		$1,710,930	6.395%		100.00%

Net Unamortized Premiums on Mortgages		$17,865
Net Unamortized Discount on Notes		(3,008)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes (1)		2,139
TOTAL DEBT - NET		$1,727,926

(1) The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7 Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes. The notes are convertible into New Plan common stock, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by New Plan until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.12% and 5.49%, respectively, as of September 30, 2003, plus spreads ranging from 105 to 375 basis points, as determined by the applicable loan agreement.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2003	$10,231	$49,000		$59,231	3.46%
2004	10,301	95,312		105,613	6.17%
2005	28,293	292,851	(1)	321,144	18.77%
2006	4,444	113,534	(2)	117,978	6.90%
2007	15,099	305,573		320,672	18.74%
2008	13,141	174,325		187,466	10.96%
2009	7,537	170,563		178,100	10.41%
2010+	103,114	317,612		420,726	24.59%
	$192,160	$1,518,770		$1,710,930	100.00%

Net Unamortized Premiums on Mortgages				$17,865
Net Unamortized Discount on Notes				(3,008)
Impact of Reverse Swap Agreement with Fleet National Bank on Notes				2,139
TOTAL DEBT - NET				$1,727,926

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	6.6 Years	2.8 Years	6.1 Years
Excluding capital leases and credit facilities	6.2 Years	7.3 Years	6.2 Years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (3)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	49%	Yes
Total secured debt to total asset value	< 40%	19%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	222%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	258%	Yes

(1) Scheduled maturities include $136.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of September 30, 2003 and maturing April 25, 2005, with a one-year extension option.

(2) Scheduled maturities include $100.0 million representing the balance of the $100 Million Secured Term Loan Facility drawn as of September 30, 2003 and maturing September 29, 2006.

(3) For a complete listing of Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

2003 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	Net Operating Income (NOI) (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built (4)

Portfolio Acquisitions
1Q 2003
7 Shopping Centers	S	MI	01/03/03	$46,000,000	10.0%	$4,600,000	534,386	99%	Varied	Varied

Property Acquisitions
1Q 2003
Paradise Pavilion (5)	S	West Bend, WI	01/03/03	—	—	—	198,315	85%	Hobby Lobby, Kohl’s	2000
Vail Ranch II (6)	S	Temecula, CA	02/25/03	$10,510,474	9.5%	$1,376,000	105,000	86%	Powerhouse Gym, Stein Mart	2003
Total				$10,510,474	—	$1,376,000	303,315

2Q 2003
Panama City Square	S	Panama City, FL	06/25/03	$18,325,000	9.0%	$1,648,500	289,119	97%	Goody’s, Michaels, Sports Authority, T.J. Maxx, Wal-Mart	1992

3Q 2003
Harpers Station	S	Cincinnati, OH	09/11/03	$23,800,000	9.5%	$2,249,395	240,681	98%	Bova Furniture, Dillard’s Homestore, HomeGoods, Stein Mart, TJ Maxx	1994
Dickson City Crossings	S	Dickson City, PA	09/30/03	28,125,000	9.0%	2,530,605	301,462	100%	Circuit City, Dick’s Sporting Goods, Home Depot, PetsMart, TJ Maxx	1997
Total				$51,925,000	9.2%	$4,780,000	542,143

		2003 Total Acquisitions		$126,760,474	—	$12,404,500	1,668,963

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Purchase Amount and NOI included in the Equity Investment Group portfolio acquisition on December 12, 2002.

(6) Acquired the remaining 50 percent interest in the property for approximately $1.5 million in cash and the satisfaction of $9.0 million of mortgage indebtedness on the property. Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

2003 Transfers To Joint Ventures and Dispositions

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Transfers to Joint Ventures
Arapahoe Crossings (5)	O	Aurora, CO	09/30/03	$50,400,000	$50,400,000	$—	—	—	466,363	100%	2003

Portfolio Dispositions
1Q 2003
6 Kindercare Buildings	T	IN, MI	01/21/03	$2,100,000	$2,157,600	$(57,600)	11.5%	$241,085	28,228	100%	Varied

Property Dispositions
1Q 2003
Land at Central Avenue Marketplace	L	Toledo, OH	01/03/03	$5,555,000	$3,071,800	$2,483,200	—	—	13 acres	—	—
Southwood Plaza	S	Bowling Green, OH	01/30/03	4,000,000	2,817,600	1,182,400	9.3%	$372,500	81,959	100%	2002
Parkway Plaza	S	Maumee, OH	01/30/03	2,600,000	2,691,500	(91,500)	7.9%	206,500	140,021	58%	1955
Eastgate Plaza	S	Americus, GA	03/04/03	920,000	953,100	(33,100)	8.3%	76,000	44,365	100%	1980
Total				$13,075,000	$9,534,000	$3,541,000	—	$655,000	266,345

2Q 2003
Kroger	T	Waterloo, IL	04/11/03	$1,800,000	$1,776,900	$23,100	10.4%	$186,500	31,170	100%	1982
Roxbury Township	L	Roxbury, NJ	04/15/03	225,000	219,900	5,100	—	—	6 acres	—	—
24 Hour Fitness	T	Scottsdale, AZ	05/29/03	7,800,000	7,753,100	46,900	9.6%	745,000	44,374	100%	1994
Lucky stores	T	Peoria, IL	06/16/03	1,600,000	1,689,600	(89,600)	11.1%	177,500	30,000	100%	1983
Kroger	T	Ottawa, IL	06/20/03	2,550,000	2,241,400	308,600	9.8%	249,500	44,088	100%	1982
Albany 1	T	Albany, GA	06/24/03	900,000	860,100	39,900	9.6%	86,500	72,900	100%	1981
Decatur I	T	Decatur, IL	06/26/03	325,000	575,700	(250,700)	—	(20,000)	29,000	0%	1983
Total				$15,200,000	$15,116,700	$83,300	—	$1,425,000	251,532

3Q 2003
Land at Columbus Center	L	Columbus, IN	07/21/03	$2,700,000	$2,914,400	$(214,400)	—	—	12 acres	—	—
Gold’s Gym	T	Brandon, FL	07/25/03	1,700,000	1,823,600	(123,600)	10.6%	$180,164	36,750	100%	1982
Silver Bridge Plaza	S	Gallipolis, OH	07/31/03	3,250,000	3,064,100	185,900	9.8%	318,641	145,481	80%	1972
Michigan City I	T	Michigan City, IN	08/01/03	365,000	376,300	(11,300)	—	(20,000)	29,000	0%	1983
Land at The Mall at 163rd Street (6)	L	Miami, FL	09/23/03	13,036,726	—	—	—	—	21.5 acres	—	—
Total				$21,051,726	$8,178,400	$(163,400)	—	$478,805	211,231

		2003 Total Dispositions		$101,826,726	$85,386,700	$3,403,300	—	$2,799,890	1,223,699

(1) L - Land, O - Ownership Interest, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) The gross value of the property is $72.0 million, representing an 8.0% cap-rate.  The total gain on sale is approximately $1.4 million and is currently included in the book value of the asset. In accordance with SFAS 66, the Company has deferred the recognition of the gain.

(6) In accordance with SFAS 66, the Company has deferred the recognition of the gain.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

2003 Redevelopment / Outparcel Development Activities

					Construction
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost (2)

Redevelopment Activities

Paseo del Norte	Albuquerque, NM	Develop shopping center and replace anchor tenant	58,000	0%	Jul-02	Jul-04	90%	$2,838,707	11.0%
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development	295,602	99%	Aug-02	Jun-04	31%	20,200,000	11.9%
Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	159,101	63%	Feb-03	Jan-04	75%	4,446,923	12.1%
Tarpon Mall	Tarpon Springs, FL	Construction of a new 44,480 SF Publix, façade renovation and construction of a 4,000 SF outparcel building	135,491	48%	Feb-03	Dec-03	40%	7,015,195	10.5%
Westgate	Dublin, GA	Sale of land to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	114,665	69%	Feb-03	Dec-03	80%	2,040,807	10.8%
Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building and 13,200 SF outparcel building	255,391	72%	Mar-03	Mar-04	25%	4,952,500	9.4%
Georgetown Square	Murfreesboro, TN	Extension of Kroger lease with store and shopping center remodel	104,117	91%	Mar-03	Dec-03	70%	1,466,690	12.0%
Perry Marketplace	Perry, GA	Redevelopment of former Kmart into a multi-tenant building	179,973	71%	Apr-03	Jan-04	65%	1,228,157	11.5%
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	78%	Apr-03	Jun-04	20%	7,800,000	10.0%
Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	64%	May-03	Nov-04	40%	4,107,345	12.4%
Market Place	Piqua, OH	Construction of a new 69,133 SF Kroger and addition of 12,800 SF of new retail space	183,139	51%	May-03	Jul-04	20%	2,990,205	10.3%
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	51%	May-03	Jul-04	20%	2,092,753	13.0%
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	79%	Jun-03	Nov-04	20%	4,796,792	15.2%
Clear Lake Camino South	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and re-tenanting	101,030	83%	Jun-03	Jun-04	20%	4,918,640	12.1%
The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	299,798	70%	Jul-03	Dec-04	17%	20,000,000	10.5%
Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a new 85,000 SF Burlington Coat Factory and additional retail shops	111,819	83%	Jul-03	Mar-04	40%	2,013,110	10.5%
Cortlandville	Cortland, NY	Redevelopment of former Ames with a 31,000 SF Big Lots and retail shops	100,300	60%	Jul-03	Dec-03	40%	1,145,403	10.0%
Harbor Plaza	Ashtabula, OH	Replacement of former Fleming grocer with a new grocery store and creation of retail shops	51,794	77%	Jul-03	Dec-03	50%	520,724	13.0%
Metro 580	Pleasanton, CA	Construction of a new 88,000 SF Kohl’s and reconfigure the remaining anchor space	156,123	80%	Sep-03	Dec-04	10%	4,592,467	11.9%
J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office	192,985	41%	Sep-03	Sep-05	10%	4,193,100	14.0%
Fashion Corner (4)	Saginaw, MI	Phase III re-tenanting of former Kids R Us and combining of adjacent spaces to create two new anchor stores and façade renovation of that area	175,182	70%	Sep-03	Apr-04	10%	1,069,000	11.5%
New Chastain Corners (4)	Marietta, GA	Increased lease commitment and renovation of existing Kroger store, development of outparcel with Bank Of America and shopping center renovation	108,380	95%	Oct-03	May-04	0%	488,245	12.9%
Westgate Manor (4)	Rome, NY	Expansion of shopping center by 10,000 SF to accommodate Big Lots expansion	75,813	96%	Oct-03	Feb-04	0%	605,038	10.3%
Chapman Square (4)	Knoxville, TN	Renovation and expansion of existing Kroger store and shopping center redevelopment	53,591	80%	Oct-03	Jun-04	0%	726,286	13.5%
Maplewood Mall (4)	Houston, TX	Eliminate enclosed mall area to increase parking and tenant visibility and re-tenant space	95,638	90%	Oct-03	May-04	0%	1,845,737	11.0%
Irving West (4)	Irving, TX	Re-tenant former Winn-Dixie with new specialty grocer and renovate existing small shop space	70,056	95%	Oct-03	Apr-04	0%	1,650,859	14.4%
							Total	$109,744,683

					Construction
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Expected Total Project Cost	Expected Stabilized Return on Cost (2)
Outparcel Development Activities

Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate	136,023	93%	Mar-03	Feb-04	60%	$1,539,000	12.1%
Northland	Watertown, NY	Construction of a 11,500 SF Kinney Drug	134,166	28%	Jul-03	May-04	20%	1,328,026	12.3%
Moundsville Plaza	Moundsville, WV	Construction of a 5,400 SF Blockbuster	181,846	88%	Jul-03	Apr-04	10%	761,984	11.3%
							Total	$3,629,010

					Construction			Expected Total Project Cost	Expected Stabilized Return on Cost (2)
	Location	Project Description	GLA	Percent Leased (1)	Start Date	Completion Date	Percent Complete

Completed 2003 Redevelopment / Outparcel Development Activities

Arapahoe Crossings (5)	Aurora, CO	Final phase of development	466,363	100%	Oct-01	Jan-03	100%	—	—
Island Plaza	James Island, SC	Expansion of Food Lion by 9,000 SF	171,955	69%	Oct-01	Feb-03	100%	$1,120,000	13.5%
Kenworthy Crossing	El Paso, TX	Re-tenanting of former grocery space with Albertsons	70,969	87%	Aug-02	Feb-03	100%	5,028,729	11.0%
Braes Heights	Houston, TX	Construction of a new 14,471 SF Eckerd on outparcel and re-tenanting of former Eckerd space	100,264	86%	Jan-02	Feb-03	100%	2,000,000	11.0%
Bristol Plaza	Santa Ana, CA	Conversion of a former grocer into Trader Joe’s and Petco and façade renovation	111,403	98%	Jul-02	Mar-03	100%	3,917,000	12.5%
Braes Heights	Houston, TX	Conversion of second floor space into leasable office space	100,264	86%	Jan-03	Mar-03	100%	611,000	14.0%
Regency Park	Jacksonville, FL	Addition of a 10,867 SF Party City by combining stores and constructing 4,430 SF	333,948	81%	Aug-02	Jun-03	100%	1,086,100	15.0%
Laurel Square	Brick, NJ	Façade renovation with contract rent increases	246,235	96%	Sep-02	Jun-03	100%	624,000	12.5%
Vail Ranch Center	Temecula, CA	Construction of an additional 23,000 SF of retail shops and pad building	204,204	92%	Apr-03	Sep-03	100%	3,277,963	12.0%
J*Town Center	Jeffersontown, KY	Phase I of reconfiguration of shopping center with 15,000 SF of new retail shops	192,985	41%	Aug-02	Sep-03	100%	1,503,334	13.8%
Delta Center	Lansing, MI	Addition of a 21,500 SF Bed, Bath & Beyond and façade renovation	186,246	99%	May-03	Sep-03	100%	1,231,871	13.0%
Wallkill Plaza	Middletown, NY	Replacement of Big V with new Wakefern ShopRite and façade renovation	203,234	95%	May-03	Sep-03	100%	1,225,600	10.3%
Old Egypt	Magnolia, TX	Construction of a new 14,580 SF Walgreen store	14,490	100%	Oct-02	Sep-03	100%	3,153,189	10.6%
							Total	$24,778,786

			TOTAL 2003 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES					$138,152,479

(1) Includes all leases in force at September 30, 2003, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.

(3) Expected total project cost less land sales.

(4) Indicates project added during 3Q 2003.

(5) Completed final phase of development at a cost of $7.1 million.  Property transferred to a joint venture on September 30, 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Property Type Summary

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	330	46,075,261	92%	42,276,249	$324,712,598	86.8%	$73,900,755	90.5%
Single Tenant Properties	18	523,484	85%	446,184	2,476,844	0.7%	459,687	0.6%
Enclosed Malls / Specialty Retail Properties	4	1,733,930	74%	1,287,317	16,368,611	4.4%	3,421,732	4.2%
Miscellaneous Properties	7	34,760	100%	34,760	362,910	0.1%	56,889	0.1%
	359	48,367,435	91%	44,044,510	$343,920,963	92.0%	$77,839,063	95.3%

Redevelopment Properties
Community and Neighborhood Shopping Centers	26	3,879,235	71%	2,741,113	$29,962,952	8.0%	$3,801,501	4.7%

COMPANY TOTAL PORTFOLIO	385	52,246,670	90%	46,785,623	$373,883,915	100.0%	$81,640,564	100.0%

Joint Venture Projects (2) (3)
Stabilized Properties	17	3,187,886	95%	3,020,957	$33,525,137
Redevelopment / In-Process Development Properties (4)	2	383,601	84%	322,764	4,701,076
	19	3,571,487	94%	3,343,722	$38,226,213

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	347	49,263,147	92%	45,297,206	$358,237,735
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	28	4,262,836	72%	3,063,877	34,664,028
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	375	53,525,983	90%	48,361,084	392,901,763

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (5) (6)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	28,273,154	62.8%	$166,133,382	$5.88	46.8%
Non-anchor Tenants	16,744,208	37.2%	188,542,168	11.26	53.2%
	45,017,362	100.0%	$354,675,550	$7.88	100.0%

(1) Data includes approximately $655,000 of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2) All projects are community and neighborhood shopping centers.  Includes 100 percent of the property GLA and ABR, not pro rata share.

(3) Information contained on pages 19 - 31 of this document excludes these properties.

(4) Includes CA New Plan Venture Fund In-Process Development Properties and Clearwater Mall.

(5) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(6) Excludes joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	91%	760,014	1.5%	1.1%
Arizona	7	88%	935,173	1.8%	1.9%
Arkansas	2	92%	237,991	0.5%	0.4%
California	15	89%	2,573,632	4.9%	7.3%
Colorado	4	100%	751,267	1.4%	2.1%
Delaware	1	100%	30,000	0.1%	0.0%
Florida	30	86%	5,131,354	9.8%	12.3%
Georgia	32	87%	3,552,320	6.8%	5.7%
Illinois	8	89%	1,380,333	2.6%	2.8%
Indiana	11	82%	1,362,787	2.6%	1.8%
Iowa	3	97%	547,493	1.0%	0.8%
Kentucky	11	91%	1,805,198	3.5%	2.9%
Louisiana	6	97%	738,341	1.4%	0.9%
Maryland	2	84%	278,888	0.5%	0.5%
Massachusetts	2	100%	348,917	0.7%	0.6%
Michigan	19	94%	2,924,526	5.6%	6.1%
Minnesota	1	100%	55,715	0.1%	0.1%
Mississippi	1	100%	87,721	0.2%	0.1%
Nebraska	2	100%	9,671	0.0%	0.0%
Nevada	3	84%	587,363	1.1%	1.0%
New Jersey	6	92%	880,817	1.7%	2.0%
New Mexico	2	45%	106,000	0.2%	0.1%
New York	25	81%	3,530,671	6.8%	6.0%
North Carolina	14	95%	1,888,078	3.6%	3.1%
Ohio	23	91%	3,749,245	7.2%	6.8%
Pennsylvania	15	88%	2,462,526	4.7%	5.1%
Rhode Island	1	84%	148,395	0.3%	0.3%
South Carolina	7	89%	790,817	1.5%	1.1%
Tennessee	16	97%	1,926,084	3.7%	3.4%
Texas	86	90%	9,374,505	17.9%	17.8%
Utah	3	99%	606,883	1.2%	1.1%
Virginia	13	92%	1,708,807	3.3%	3.2%
West Virginia	3	93%	356,721	0.7%	0.6%
Wisconsin	3	92%	458,267	0.9%	0.8%
Wyoming	1	96%	160,150	0.3%	0.3%
	385	90%	52,246,670	100%	100%
Region (1)
East	100	89%	14,229,835	27.2%	25.3%
Midwest	71	91%	10,648,187	20.4%	19.5%
South	180	89%	21,808,330	41.7%	41.7%
West	34	90%	5,560,318	10.6%	13.4%
	385	90%	52,246,670	100%	100%

(1) NCREIF Regions

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Same Property NOI Analysis

(In thousands, except property statistics)

	Three Months Ended (1)		Percent	Three Months Ended (1)		Percent	Three Months Ended		Percent
	09/30/03	09/30/02	Change	06/30/03	06/30/02	Change	03/31/03	03/31/02	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	247	247		256	256		204	204
Gross leasable area	33,697,594	33,697,594		34,997,808	34,997,808		27,895,011	27,895,011
Percent leased	91.3%	92.8%	-1.5%	90.5%	91.4%	-0.9%	90.0%	91.0%	-1.0%

Termination Fees: (2)	$1,353	$—		$110	$29		$38	$554

Property revenues	$76,013	$76,327	-0.4%	$81,084	$79,823	1.6%	$66,708	$64,221	3.9%
Property operating expenses	22,822	22,353	2.1%	24,742	23,487	5.3%	21,710	18,328	18.5%
SAME PROPERTY NOI (GAAP BASIS)	$53,191	$53,974	-1.5%	$56,342	$56,336	0.0%	$44,998	$45,893	-2.0%
Operating margin (GAAP basis)	70.0%	70.7%	-0.7%	69.5%	70.6%	-1.1%	67.5%	71.5%	-4.0%
Straight-line rent adjustment	656	538	21.9%	1,051	823	27.7%	644	159	305.0%
SAME PROPERTY NOI	$52,535	$53,436	-1.7%	$55,291	$55,513	-0.4%	$44,354	$45,734	-3.0%
Operating margin	69.1%	70.0%	-0.9%	68.2%	69.5%	-1.4%	66.5%	71.2%	-4.7%

(1) Includes community and neighborhood shopping centers only.

(2) Excluded from Property revenues.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	45	2,322,271	4.4%	$14,982,709	4.0%
2	Wal-Mart Stores (2)	28	3,138,692	6.0%	13,104,637	3.5%
3	Kmart Corporation	29	2,659,362	5.1%	10,617,645	2.8%
4	Ahold USA (3)	20	1,058,653	2.0%	8,184,816	2.2%
5	The TJX Companies (4)	28	925,672	1.8%	6,213,091	1.7%
6	Winn-Dixie Stores (5)	21	957,261	1.8%	5,995,290	1.6%
7	J.C. Penney Company (6)	42	768,702	1.5%	5,037,220	1.3%
8	Delhaize America (7)	21	694,210	1.3%	4,428,278	1.2%
9	Publix Super Markets	14	669,453	1.3%	4,026,750	1.1%
10	Big Lots, Inc.	36	1,005,883	1.9%	3,608,510	1.0%

		284	14,200,159	27.2%	$76,198,946	20.4%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Save Rite Grocery Warehouse and Winn-Dixie.

(6) Includes Eckerd and JCPenney.

(7) Includes Food Lion and Kash n' Karry.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2003	118	417,346	$4,133,819	$2,453,542	$336,287
psf			9.91	5.88	0.81
2Q 2003	167	973,688	7,459,767	4,454,548	1,197,690
psf			7.66	4.57	1.23
3Q 2003	174	962,321	7,893,858	2,610,519	444,721
psf			8.20	2.71	0.46

2003 Total	459	2,353,355	$19,487,444	$9,518,609	$1,978,698
psf			8.28	4.04	0.84

RENEWAL LEASE SUMMARY

	Number	GLA	Total Former ABR	Total New ABR	Increase/(Decrease)
					Total Dollar	Percent
1Q 2003	200	864,333	$7,456,691	$8,074,431	$617,740	8.3%
psf			8.63	9.34	0.71
2Q 2003	236	889,389	7,690,305	8,037,784	347,479	4.5%
psf			8.65	9.04	0.39
3Q 2003	227	945,843	7,866,514	8,413,891	547,377	7.0%
psf			8.32	8.90	0.58

2003 Total	663	2,699,565	$23,013,510	$24,526,106	$1,512,596	6.6%
psf			8.52	9.09	0.56

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in force at September 30, 2003, June 30, 2003 and March 31, 2003, including those that are fully executed, but not yet open.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2003	492	1,782,165	3.81%	$7.84	3.74%
2004	1085	4,347,989	9.29%	8.77	10.20%
2005	1077	5,329,178	11.39%	8.03	11.45%
2006	1039	5,036,648	10.77%	8.47	11.40%
2007	783	4,569,661	9.77%	8.58	10.49%
2008	675	4,446,544	9.50%	8.03	9.55%
2009	223	2,988,965	6.39%	7.08	5.66%
2010	167	2,876,966	6.15%	7.05	5.43%
2011	130	2,261,637	4.83%	7.86	4.75%
2012	114	1,189,258	2.54%	9.23	2.93%
2013+	399	11,956,612	25.56%	7.63	24.40%
	6,184	46,785,623	100.0%	$7.99	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	967,160	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	68%	941,026	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,422,619	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	90%	1,161,410	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	95%	1,209,905	Osco Drugs
7	Kmart Plaza	Mesa	AZ	1985	12/28/90	182,933	97%	734,912	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	681,587	Food City
9	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	62%	412,863	Family Dollar
10	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	83%	2,179,313	Office Max, Toys R Us
11	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	91%	1,439,416	CompUSA, JC Penney Home Store, Stein Mart
12	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	86%	1,831,638	Circuit City, Longs Drugs	Mervyn’s
13	Sony/Kinko	Burbank	CA	1988	05/01/89	14,176	100%	404,364	-
14	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,441,202	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Garfields, Kragen, Trader Joe’s
15	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	692,856	Big Lots, Kmart
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	90%	1,828,407	Home Depot, PetsMart, Smart & Final	Mervyn’s
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	100%	848,417	United Artists
18	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	91%	729,981	Big Lots, Grocery Outlet, Outdoor World	Fitness Choice
19	Montebello Plaza	Montebello	CA	1996	06/20/97	288,290	96%	2,814,306	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	751,934	Albertsons, Kmart, Rite Aid
21	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	90%	4,372,377	Levitz Furniture, Macy’s Home Store	Long’s Drugs
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	1,786,949	T.J. Maxx	Ralph’s, Rite Aid
23	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	98%	1,637,967	Big Lots, Petco, Rite Aid, Trader Joe’s	Michaels
24	Vail Ranch Center	Temecula	CA	2003	02/25/03	204,204	92%	2,094,792	Powerhouse Gym, Rite Aid, Stater Bros., Stein Mart
25	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
26	Aurora Plaza	Aurora	CO	1996	12/12/02	157,786	100%	914,421	Big Lots, King Soopers, Latino Cinema
27	Westminster City Center	Westminster	CO	1996	12/16/97	341,600	100%	4,454,981	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordman’s
28	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	49%	780,254	Publix, Walgreens
29	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	93%	2,507,768	Big Lots, Lady of America Gym, Publix
30	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,297,257	Kmart, Publix
31	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	94%	957,618	Beall’s Outlet, Big Lots, Publix
32	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	91%	832,745	Family Dollar, Winn-Dixie
33	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	600,097	Eckerd, Family Dollar, Winn-Dixie
34	Regency Park	Jacksonville	FL	2003	06/16/97	333,948	81%	2,330,106	Babies R Us, Marshalls, Rhodes Furniture
35	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	94%	703,993	Kash n’ Karry
36	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	62,220	—	Winn-Dixie
37	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	97%	698,032	International Super Buffet
38	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,332,100	Kmart, Ross, Winn-Dixie
39	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,748,633	Kmart, Publix
40	Southgate	New Port Richey	FL	1992	08/27/97	262,911	97%	856,087	Big Lots, Publix
41	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	94%	670,061	Winn-Dixie
42	Colonial Marketplace	Orlando	FL	1999	04/01/98	136,023	93%	568,584	Office Max	Target
43	Silver Hills	Orlando	FL	1985	03/01/02	108,811	99%	489,858	AutoZone, Buddy’s Home, Winn-Dixie
44	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	95%	979,740	Publix
45	Panama City Square	Panama City	FL	1992	06/25/03	289,119	96%	1,713,853	Goody’s, Michaels, Sports Authority, T.J. Maxx, Wal-Mart
46	Pensacola Square	Pensacola	FL	1995	12/12/02	134,806	93%	1,150,417	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
47	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	487,031	Walgreens, Winn-Dixie
48	Seminole Plaza	Seminole	FL	1995	06/11/98	146,720	97%	850,241	Burlington Coat Factory, T.J. Maxx
49	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	79%	1,037,598	Publix
50	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,121,511	Big Lots, Winn-Dixie
51	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	89%	733,372	Dollar Tree, Kash n’ Karry, Walgreens
52	Downtown Publix	Stuart	FL	2000	03/01/02	153,196	90%	1,217,848	Publix, Schumacher Music

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
53	Albany Plaza	Albany	GA	1995	05/12/94	114,169	91%	630,504	Big Lots, Food Lion
54	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	96%	380,070	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
55	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	93%	931,358	Belk’s, Harveys
56	Northeast Plaza	Atlanta	GA	1994	12/12/02	431,082	70%	2,797,338	Furniture Plus, Publix
57	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	100%	608,640	Beall’s Outlet, Big Lots, Food Lion
58	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	98%	422,688	CVS, Save Rite Grocery Warehouse
59	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	573,360	Badcock Furniture, Kroger
60	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%	413,562	BI-LO, Family Dollar
61	Cordele Square	Cordele	GA	2002	07/11/90	128,927	95%	587,460	Belk’s, Harvey Foods
62	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	69,113	Fred’s Dollar Store
63	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	818,979	B.C. Moore, Wal-Mart
64	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	759,498	Kmart, Winn-Dixie
65	Covington Gallery	Covington	GA	1991	12/30/93	174,857	100%	1,066,600	Ingles, Kmart
66	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	99%	537,057	BI-LO, Family Dollar
67	Midway Village	Douglasville	GA	1989	05/01/97	73,028	94%	510,832	Save Rite Grocery Warehouse
68	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	397,516	Marshalls
69	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	95%	1,710,509	Kroger
70	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	100%	448,414	Family Dollar, Marshalls
71	Merchants Crossing	Newnan	GA	1988	12/12/02	174,059	52%	681,492	Hastings, Kroger
72	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	626,584	Save Rite Grocery Warehouse
73	Shops of Riverdale	Riverdale	GA	1995	02/15/96	34,255	28%	131,080	-	Wal-Mart
74	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	96%	809,481	Eisenhower Cinema, Food Lion
75	Victory Square	Savannah	GA	1998	07/02/92	168,514	78%	996,548	Food Lion, Scotty’s
76	Wisteria Village Shopping Center	Snellville	GA	1997	10/11/95	164,646	97%	1,000,305	Kmart
77	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	561,389	-
78	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%	201,204	Beall’s Outlet, CVS, Family Dollar, Salvation Army
79	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	-
80	Haymarket Mall	Des Moines	IA	2002	05/12/95	240,372	99%	1,203,906	Burlington Coat Factory, Hobby Lobby
81	Haymarket Square	Des Moines	IA	2002	05/12/95	266,803	94%	1,537,016	Big Lots, Dahl’s Foods, Nova Cinema, Office Depot
82	Village Mart	Aurora	IL	1990	12/12/02	89,528	100%	664,774	Family Dollar, Supermercado El Guero de Aurora, Village Discount Outlet
83	Festival Center	Bradley	IL	2000	12/12/02	63,796	93%	126,057	Dollar General
84	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	100%	1,767,131	Dominick’s Foods, Hobby Lobby
85	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	388,058	Big Lots, Hobby Lobby
86	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	100%	488,251	Cub Foods, Stone’s Hallmark
87	Westridge Court	Naperville	IL	2002	07/18/97	454,183	88%	4,949,319	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
88	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	89%	930,958	Jewel-Osco
89	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	96%	617,057	CVS, Martin’s Super Market
90	Elkhart Market Centre	Goshen	IN	1994	12/12/02	349,115	99%	1,873,662	Sam’s Wholesale Club, Wal-Mart
91	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	100%	753,196	CVS, Fashion Bug Plus, Kroger
92	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	100%	399,467	CVS, Family Dollar, Lo Bill Foods
93	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	76%	707,918	Holiday Foods, Kmart
94	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	74%	229,347	-	Wal-Mart
95	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	488,089	Goody’s, Kmart
96	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	95%	315,543	Buehler Foods	Big Lots
97	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	43%	523,933	-
98	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	95%	949,690	Goody’s, JC Penney, Kroger
99	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	806,367	Kmart, Staples
100	Florence Plaza	Florence	KY	1985	12/12/02	170,404	99%	1,223,645	99 Center, Dick’s Sporting Goods, Rhodes Furniture	Toys R Us
101	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	756,889	Food Lion, Kmart
102	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	98%	1,637,949	Wal-Mart
103	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,179	Goody’s, Kmart, Kroger
104	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	94%	1,396,418	Kroger
105	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	83%	326,882	Big Lots, Royal Garden Buffet
106	Towne Square North	Owensboro	KY	1988	12/12/02	163,248	95%	902,584	Books-AMillion, Hobby Lobby, Office Depot
107	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	100%	1,256,368	Kmart, Kroger

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
108	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	345,574	Conn’s Appliance, Super 1 Foods
109	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	88%	297,452	Brookshire’s, Family Dollar
110	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	97%	638,328	Stage, Super 1 Foods
111	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	94%	999,356	Big Lots
112	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	860,391	Kmart, Super 1 Foods
113	Points West	Brockton	MA	1984	12/12/02	144,042	100%	864,913	HomeGoods, Ocean State Job Lot
114	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	100%	1,226,776	Stop & Shop
115	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,574	80%	1,400,916	Marshalls
116	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,314	98%	605,940	Family Dollar, Martin’s
117	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	100%	1,632,815	Dunham’s, Kmart
118	Grand Crossing	Brighton	MI	1994	01/03/03	77,956	100%	717,994	ACO Hardware, VG’S Food
119	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	100%	635,108	Farmer Jack
120	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food
121	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	227,371	D&W Food Center
122	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	100%	820,174	D&W Food Center, Powerhouse Gym
123	Kentwood	Kentwood	MI	1987	01/03/03	78,007	100%	566,321	D&W Food Center, Spartan Stores, Video Master
124	Delta Center	Lansing	MI	2003	12/12/95	186,246	99%	1,707,013	Farmer Jack, Pet Food Warehouse, T.J. Maxx
125	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	98%	4,719,755	Farmer Jack, Kohl’s, Star Theatre, T.J. Maxx	Target
126	Green Acres	Saginaw	MI	1995	12/12/02	271,506	90%	1,479,307	A.J. Wright, Big Lots, Farmer Jack
127	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	98%	1,893,160	Gander Mountain
128	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	88%	989,937	Farmer Jack	Burlington Coats, F&M, Marshalls
129	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,321,125	CVS, Sears Hardware, VG’S Food
130	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
131	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	96%	503,810	Martin’s Supermarket
132	Westland Crossing	Westland	MI	1999	11/16/99	141,738	94%	1,219,792	Grand Prix of America, Michaels	Toys R Us
133	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,216,849	Busch Grocery, Wal-Mart
134	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	135,790	67%	488,259	Dunhams, Sav-A-Lot
135	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	100%	488,248	Northwest Bookstore, Paper Warehouse, The Gym
136	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
137	Stanly County Plaza	Albermarle	NC	1988	03/28/94	63,637	100%	469,379	Ingles	Wal-Mart
138	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	72%	534,110	-
139	Macon Plaza	Franklin	NC	2001	12/12/02	92,967	91%	364,614	BI-LO, Peebles
140	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	82%	225,652	Food Lion
141	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	312,280	CVS, Food Lion	Wal-Mart
142	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	96%	689,955	Dollar Tree, Wal-Mart
143	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	92%	579,672	-
144	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	93%	650,319	Belk-Yates, Variety Flea Mall
145	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,016,380	Wal-Mart
146	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	95%	637,842	Eckerds, Lowe’s Food
147	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	93%	700,393	B.C. Moore, Food Lion, Wal-Mart
148	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	100%	1,032,046	Wal-Mart, Winn-Dixie	Belk’s
149	Parkway Plaza	Winston-Salem	NC	1990	12/12/02	286,405	95%	2,389,219	Comfort Home Furniture, Lowes Foods, Office Depot
150	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	927,628	Michaels, Office Max
151	Laurel Square	Brick	NJ	2003	07/13/92	246,235	96%	1,808,877	Kmart, Pathmark
152	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	808,486	Kmart
153	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	99%	1,193,325	Countyline Hardware, Stop & Shop
154	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	85%	2,094,319	ShopRite
155	Tinton Falls Plaza	Tinton Falls	NJ	1998	01/30/98	100,582	92%	915,397	Burlington Coat Factory, Lifestyle Fitness	A&P
156	Dover Park Plaza	Yardville	NJ	2002	01/28/00	59,642	69%	509,614	CVS
157	Socorro	Socorro	NM	2001	03/01/02	48,000	100%	418,000	Smith’s Food
158	Renaissance Center East	Las Vegas	NV	1981	10/17/96	143,607	82%	1,302,184	Albertsons
159	Kietzke Center	Reno	NV	1986	06/20/97	167,296	87%	631,278	Ric’s Furniture
160	University Mall	Canton	NY	1967	01/01/76	77,472	100%	308,723	Rexford’s Hardware, Wisebuys
161	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max
162	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	90%	883,231	Big Lots, Quality Markets

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
163	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
164	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,509,945	Wal-Mart, Wegmans
165	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	57%	1,046,339	Big Lots, Tops Market
166	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,211	100%	974,834	A.C. Moore, T.J. Maxx
167	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,783,182	Wal-Mart, Wegmans
168	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	98%	1,137,018	Eckerd, P&C Foods, T.J. Maxx
169	Shops at Seneca Mall	Liverpool	NY	1989	08/03/93	237,202	84%	1,140,755	Kmart
170	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	25%	185,605	Save-A-Lot
171	Wallkill Plaza	Middletown	NY	2003	12/12/95	203,234	95%	1,502,371	ShopRite
172	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,453,206	Eckerd, Lifeplex, ShopRite, US Postal
173	Rockland Plaza	Nanuet	NY	1993	01/01/83	247,899	95%	4,625,742	Marshalls, Rockbottom
174	South Plaza	Norwich	NY	1989	04/01/83	143,665	52%	296,219	Plaza Lanes, Sav-A-Lot
175	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	9%	34,713	-
176	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	97%	605,501	Big Lots, JC Penney
177	Mohawk Acres	Rome	NY	1987	01/20/84	155,840	83%	753,290	Applebees, P & C Supermarket
178	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	80%	394,930	Price Chopper
179	Northland	Watertown	NY	1995	01/01/73	122,666	28%	300,572	-
180	Whitestown Plaza	Whitesboro	NY	1986	04/03/02	80,612	73%	537,153	Fleet Bank, Third Price Sportswear, Victory Markets
181	Ashland Square	Ashland	OH	1991	10/06/93	163,168	100%	945,090	Wal-Mart
182	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	97%	1,345,738	Circuit City, OfficeMax	Pat Catan’s Craft Centers
183	Brentwood Plaza	Cincinnati	OH	1990	05/04/94	232,567	92%	1,213,036	Furniture & Mattress Dist. Center
184	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%	1,468,833	Big Lots, Kroger
185	Harpers Station	Cincinatti	OH	1994	09/11/03	240,681	98%	2,556,556	Bova Furniture, Dillard’s Homestore, HomeGoods, Stein Mart, TJ Maxx
186	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	100%	574,413	Furniture & Mattress Dist. Center, Kroger
187	Western Village	Cincinnati	OH	1960	05/04/94	138,526	93%	578,300	Furniture & Mattress Dist. Center
188	Crown Point	Columbus	OH	1998	07/23/98	147,427	96%	1,256,359	Kroger, Lombards
189	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	80%	946,956	Kroger
190	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	98%	730,865	Staples	Frank’s Nursery & Crafts
191	South Towne Centre	Dayton	OH	1994	03/27/92	308,699	99%	2,485,076	Borders, Burlington Coat Factory, Kmart, Value City Furniture
192	Heritage Square	Dover	OH	1992	08/31/93	231,732	71%	809,011	Bag N Save Foods
193	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	96%	1,137,879	Goodwill, Tops Market	Wal-Mart
194	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	91%	1,020,108	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Kids R Us, Toys R Us
195	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	99%	2,692,104	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
196	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	467,230	Chief Supermarket, Rite Aid
197	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,084,969	Wal-Mart
198	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,764,692	Gregg Appliances, Michaels, Old Navy
199	Alexis Park	Toledo	OH	1988	12/12/02	258,942	96%	1,170,361	Value City
200	Glengary Shopping Center	Westerville	OH	1998	12/12/02	101,068	72%	596,509	Aldi
201	Bethel Park	Bethel Park	PA	1998	05/14/97	224,069	98%	1,341,603	Giant Eagle
202	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	99%	1,352,275	Big Lots, Pathmark
203	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,753,578	Circuit City, Dick’s Sporting Goods, Home Depot, PetsMart, TJ Maxx
204	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	100%	1,521,445	Giant Food Stores, Furniture & Mattress Dist. Center
205	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,384,539	Kmart, Weis Markets
206	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	339,677	Dunham’s, Staples	Toys R Us, Wal-Mart
207	New Garden	Kennett Square	PA	2001	06/20/97	149,270	91%	644,762	Acme Markets, Big Lots
208	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	92%	864,991	Giant Food Stores, Rent-To-Own
209	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	560,439	97%	6,216,103	Strawbridge’s
210	Hampton Square	Southampton	PA	2002	12/29/98	62,933	98%	661,251	Eckerds
211	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	432,774	Hallmark, Redner’s Markets	Kmart
212	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,395	84%	1,184,699	Marshalls, Ocean State Job Lot, Stop & Shop
213	South Park	Aiken	SC	1991	12/12/02	55,580	100%	260,450	Fred’s, Goodwill Emporium
214	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	94%	651,888	BI-LO
215	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	292,430	Food Lion
216	Island Plaza	James Island	SC	2003	10/06/97	171,955	69%	613,080	Food Lion
217	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	97%	381,747	Carolina Pet Supply, Eckerds, Food Lion

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
218	Festival Centre	North Charleston	SC	1987	12/12/02	321,058	93%	1,480,153	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
219	Remount Village	North Charleston	SC	1996	11/13/96	60,238	93%	530,471	BI-LO
220	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,093,455	BI-LO, Kmart
221	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	664,635	CVS, Winn-Dixie
222	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	287,364	Dollar General, Food Lion
223	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	86%	560,868	Dollar Tree, Stringer’s Restaurant, Winn-Dixie
224	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	99%	1,542,397	Kmart, Proffitt’s
225	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	97%	503,444	Food Lion	Wal-Mart
226	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	100%	1,764,065	Factory Direct Home Furnishing, Wal-Mart
227	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	95%	1,015,246	Goody’s, Wal-Mart
228	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	95%	336,357	Dollar General, Food Lion	The Crystal Company
229	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	95%	595,605	Dollar Tree, Winn-Dixie
230	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	367,913	BI-LO, Dollar Tree
231	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,208,445	Wal-Mart
232	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	98%	1,173,223	Wal-Mart
233	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	83%	235,848	Beall’s, Family Dollar
234	Bardin Place Center	Arlington	TX	1993	10/06/97	303,899	93%	1,680,168	Oshman’s	Hobby Lobby
235	Windsor Village	Austin	TX	1997	03/01/02	114,776	89%	560,845	-
236	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,921	91%	857,227	-
237	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	460,550	H.E.B. Pantry Foods, ICI Paints
238	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	380,497	Davis Food City, Family Dollar, Hancock Fabrics
239	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
240	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	766,978	Eckerd, H.E.B. Pantry Foods, Palais Royal
241	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Kroger
242	Townshire	Bryan	TX	2002	03/01/02	136,693	83%	638,019	Albertsons, Tops Printing
243	Plantation Plaza	Clute	TX	1997	03/01/02	98,457	91%	767,939	Kroger, Walgreens
244	Culpepper Plaza	College Station	TX	1996	03/01/02	206,398	95%	1,522,688	Baskins
245	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,107,960	Eckerd, Kroger
246	Carmel Village	Corpus Christi	TX	1993	03/01/02	86,678	91%	581,858	Bay Area Dialysis, Beall’s, Tuesday Morning
247	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	96%	1,993,940	Beall’s, Hobby Lobby, Melrose Fashion, Sutherland Lumber
248	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	441,199	Family Dollar, Minyard’s
249	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	426,897	Blockbuster, Carnival, Family Dollar
250	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	417,884	Minyard, O’Reilly’s Auto Parts
251	Webb Royal	Dallas	TX	1992	03/01/02	108,627	98%	741,732	Minyard, Nothing Over $1.00
252	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	95%	583,576	Malone’s
253	Wynnewood Village	Dallas	TX	1996	03/01/02	460,149	97%	3,743,678	Colbert’s, Eckerd, Fallas Paredes, Family Dollar, Factory 2-U, Kroger, Macfrugals, Mighty Dollar, Rhoton’s Food for Less
254	Parktown	Deer Park	TX	1999	03/01/02	122,693	94%	752,196	Burke’s Outlet, Gerland’s, Walgreens
255	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	87%	412,450	Albertsons
256	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	83%	472,215	—
257	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,967	100%	295,824	Family Dollar, Fiesta, Hi Style Fashion
258	Meadowbrook	Ft. Worth	TX	1999	03/01/02	40,308	100%	404,632	Dollar General, Eckerd, O’Reilly ‘s Auto Parts
259	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	90%	658,860	Amaximis Lending, Martin’s Hardware, Minyard
260	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	836,964	Truong Nguyen Grocer
261	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	86%	189,264	Ace Hardware, Advantage Rental, Save-A-Lot
262	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	94%	1,021,215	Kroger
263	Antoine Square	Houston	TX	1974	03/01/02	54,512	96%	280,644	—
264	Bay Forest	Houston	TX	1999	03/01/02	71,469	86%	614,065	Kroger
265	Beltway South	Houston	TX	1998	03/01/02	107,174	100%	846,048	Kroger
266	Braes Heights	Houston	TX	2003	03/01/02	100,264	86%	1,414,513	Eckerd
267	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	582,128	Walgreens
268	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%	390,025	H.E.B. Pantry Foods
269	Braesgate	Houston	TX	1997	03/01/02	91,670	96%	560,173	—
270	Broadway	Houston	TX	1996	03/01/02	74,942	91%	438,651	Dollar General, The Worksource
271	Edgebrook Plaza	Houston	TX	1987	03/01/02	100,170	96%	652,357	El Rodeo, Mr. 99 Cents, Office Depot, Value Village
272	Fondren	Houston	TX	1999	03/01/02	45,873	100%	517,265	Eckerd, Fiesta Home Furniture

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
273	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	100%	1,698,018	Big Lots, Kroger, Powerhouse Gym, Stein Mart
274	Huntington Village	Houston	TX	1987	03/01/02	112,287	95%	800,942	Family Dollar, Foodtown, Twice Blessed
275	Inwood Forest	Houston	TX	1997	03/01/02	77,553	99%	774,429	Randalls
276	Jester Village	Houston	TX	1988	03/01/02	64,442	95%	532,289	H.E.B. Pantry Foods
277	Jones Plaza	Houston	TX	2000	03/01/02	111,255	95%	1,022,804	24 Hour Fitness, Hancock Fabrics
278	Jones Square	Houston	TX	1999	03/01/02	169,003	99%	1,086,687	D&D Sporting Goods, Hobby Lobby, King Dollar, Macfrugals, Walgreens
279	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	95,568	-
280	Long Point Square	Houston	TX	2002	03/01/02	74,329	100%	405,844	Family Dollar, Family Thrift, Hometown Warehouse
281	Merchants Park	Houston	TX	1997	03/01/02	241,742	99%	2,049,389	Fallas Paredes, Family Thrift, Golden Island, Kroger, Macfrugals, Merchants Bank
282	Mount Houston Square	Houston	TX	1996	03/01/02	173,819	67%	813,920	Fallas Paredes, Walgreens
283	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	83%	727,640	Amco Furniture, Furr’s Cafeteria
284	Northgate	Houston	TX	1972	03/01/02	43,244	100%	354,069	Blockbuster, Firestone, OfficeMax
285	Northshore East	Houston	TX	2001	03/01/02	90,841	95%	1,196,943	Office Depot, River Oaks Imaging & Diagnostic
286	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,105,232	Conn Appliances, Factory 2-U, Petco, Sellers Brothers
287	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	95%	1,501,867	China Border, Factory 2-U, Fallas Paredes, Jo-Ann Fabrics, Macfrugals
288	Northwood	Houston	TX	1972	03/01/02	140,148	93%	907,200	Eckerd, Food City
289	Orange Grove	Houston	TX	1999	03/01/02	177,612	40%	852,956	Office Max, Prince’s Dollar Store
290	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	824,423	Family Dollar, Houston Community College
291	Sharpstown Office Building	Houston	TX	1992	03/01/02	97,558	82%	410,100	-
292	Stella Link	Houston	TX	1998	03/01/02	99,727	86%	606,144	Conn’s Clearance, Davis Food City
293	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	839,127	Cavender’s Boot City, Firestone, Party City, Salon In The Park
294	Tidwell Place	Houston	TX	1991	03/01/02	41,630	100%	368,664	Doctors Hospital, Family Dollar, Hometown Warehouse
295	Westheimer Commons	Houston	TX	1995	03/01/02	251,029	90%	2,208,324	Coomers, Hancock Fabrics, Kroger, Marshalls, Michaels, Walgreens
296	The Crossing at Fry Road	Katy	TX	1996	03/01/02	225,403	100%	1,943,369	Hobby Lobby, Kroger, Palais Royal, Stein Mart
297	Washington Square	Kaufman	TX	1978	03/01/02	65,050	78%	167,008	Eckerd, Family Dollar
298	League City	League City	TX	1992	03/01/02	99,021	90%	478,552	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
299	Old Egypt	Magnolia	TX	2003	03/01/02	14,490	100%	—	-
300	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	132,441	91%	702,511	Bealls (Stage), Super 1 Foods
301	Crossroads Center	Pasadena	TX	1997	03/01/02	134,124	98%	1,333,468	Kroger, Sears Hardware
302	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	308,188	Dollar General, Hancock Fabrics
303	Parkview West	Pasadena	TX	1991	03/01/02	39,939	87%	333,819	Family Dollar
304	Spencer Square	Pasadena	TX	1998	03/01/02	194,549	95%	2,091,239	Eckerd, Kroger, Petco, Rockin Rodeo(Bushwacker’s)
305	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	99%	1,091,186	Kroger, Palais Royal, Petco, Walgreens
306	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	98%	841,955	Beall’s, H.E.B.	Kmart
307	Lamar Plaza	Rosenberg	TX	1975	03/01/02	154,855	37%	293,868	Dollar General
308	Klein Square	Spring	TX	1999	03/01/02	80,857	92%	621,456	Family Dollar, Foodtown
309	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	99%	1,162,889	99 Cents Store, Palais Royal, Randalls
310	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	53%	958,955	China Border, Kroger
311	Tomball Parkway Plaza	Tomball	TX	1990	03/01/02	133,629	100%	973,811	King Dollar, Palais Royal	Hobby Lobby, TSE Tractor Supply
312	Village Center	Victoria	TX	1982	03/01/02	118,827	87%	350,215	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
313	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,425,084	Ukrops Supermarket	Kohl’s
314	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	93%	1,556,754	Kmart, Kroger
315	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	97%	647,633	Northern Handyman
316	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,252,627	Goody’s, Ingles, Wal-Mart
317	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	83%	463,132	Food Lion
318	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%	932,746	Babies R Us, Chuck E. Cheese
319	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	987,816	Wal-Mart
320	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	96%	714,478	CVS, Kroger
321	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	100%	1,027,148	Big Lots, Kroger
322	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	97%	1,119,919	Office Depot, The North Carolina Company
323	Ridgeview Centre	Wise	VA	1990	07/02/92	176,690	98%	1,208,780	Food City, Kmart	Belk’s
324	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	93%	573,601	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
325	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	86%	978,542	Big Lots, Circuit City
326	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,314	95%	1,257,289	Hobby Lobby, Kohl’s	ShopKo
327	Moundsville Plaza	Moundsville	WV	1994	12/27/88	176,446	88%	1,008,482	Big Lots, Kroger

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
328	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	662,761	Office Depot, T.J. Maxx
329	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	98%	567,752	Kmart
330	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	96%	996,756	Big Lots, Big R Ranch & Home	Econofoods, Hobby Lobby
					TOTAL	46,075,261	92%	$324,712,598

	Single Tenant Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%	333,844	Kash n’ Karry
7	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
8	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
9	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
10	Hobart I	Hobart	IN	1983	08/10/93	29,300	0%	—
11	Safeway	West Monroe	LA	1981	08/10/93	41,293	100%	228,671	Brookshire’s
12	Northern Automotive	Grand Island	NE	1988	12/31/92	5,671	100%	79,140	Northeast Healthcare
13	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
14	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
15	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
16	Winn-Dixie	Chattanooga	TN	1995	03/31/97	43,848	100%	237,413
17	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
18	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
					TOTAL	523,484	85%	$2,476,844

	Enclosed Malls / Specialty Retail Properties

1	Factory Merchants Barstow	Barstow	CA	1994	11/01/93	330,310	63%	$3,116,562	Gap, Pacific Sunwear, Timberland
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	460,515	81%	8,885,720	Disney, FAO Schwarz, Foot Locker, Muvico, XS
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	32%	371,901	Shop ‘n Save
4	Valley Fair Mall	West Valley City	UT	1987	12/31/96	606,883	99%	3,994,428	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,733,930	74%	$16,368,611

	Miscellaneous Properties

1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$329,778
2	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
3	Central Avenue Marketplace	Toledo	OH	2002	08/14/90	LAND	—	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%	33,132
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
					TOTAL	34,760	100%	$362,910

	TOTAL STABILIZED PORTFOLIO					48,367,435	91%	$343,920,963

	Property Name	City	State	Year Built (1)	Date Acquired	GLA	Percent Leased (2)	ABR	Anchor Tenant (3)	Anchor Tenant Not Owned (3)
Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	Metro 580	Pleasanton	CA	1996	09/15/97	174,584	80%	$2,998,088	Borders	Wal-Mart
2	Superior Marketplace	Superior	CO	2003	07/31/02	153,609	99%	1,991,326	Michaels, Office Max, PetsMart,T.J. Maxx	Costco, SuperTarget
3	Sun Plaza	Ft. Walton Beach	FL	2003	12/12/02	166,340	63%	763,932	Circuit City, Office Depot, T.J. Maxx
4	The Mall at 163rd Street (4)	Miami	FL	2004	12/31/98	299,798	70%	8,885,720	Marshalls	Home Depot, Wal-Mart
5	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	168,709	48%	438,119	Publix
6	Westgate	Dublin	GA	2003	07/11/90	184,004	69%	620,072	Big Lots, Food Max
7	New Chastain Corners	Marietta	GA	1990	07/17/97	108,380	95%	1,062,486	Kroger
8	Perry Marketplace	Perry	GA	1992	12/30/92	178,573	71%	739,089	Beall’s Outlet, Fred’s, Kroger
9	Tinley Park Plaza	Tinley Park	IL	1973	09/20/95	283,470	72%	1,321,413	T.J. Maxx, Walt’s Finer Foods
10	Columbus Center	Columbus	IN	1964	12/01/88	146,212	64%	681,275	-
11	J*Town Center	Jeffersontown	KY	2003	10/21/88	192,985	41%	531,027	Save-A-Lot
12	Fashion Corner	Saginaw	MI	2002	12/12/95	189,260	70%	940,413	Bed, Bath & Beyond, Best Buy
13	Paseo del Norte	Albuquerque	NM	2003	03/01/02	58,000	0%	—	-
14	Galleria Commons	Henderson	NV	1998	06/09/98	276,460	83%	1,706,786	Babies R Us, Stein Mart, T.J. Maxx
15	Cortlandville	Cortland	NY	2003	08/04/87	100,300	60%	94,050	Country Max, Kinney Drugs
16	Sunshine Square	Medford	NY	1989	12/12/02	204,047	79%	1,576,494	Stop & Shop, Ultimate Fitness
17	Westgate Manor	Rome	NY	1997	01/01/86	65,813	96%	408,505	Big Lots, Rome Cinemas
18	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	77%	245,580	Harbor Market
19	Market Place	Piqua	OH	1972	11/20/91	169,311	51%	432,835	-
20	Ivyridge	Philadelphia	PA	1963	08/02/95	112,278	78%	944,493	Super Fresh
21	Chapman Square	Knoxville	TN	1986	12/12/02	53,591	80%	401,183	Dollar Tree	Kroger
22	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	91%	850,504	Kroger
23	Clear Lake Camino South	Houston	TX	1992	03/01/02	101,509	83%	588,894	Hancock Fabrics, Mr. Gatti’s Pizza
24	Maplewood Mall	Houston	TX	1962	03/01/02	94,910	90%	574,068	Burke’s Outlet,Cox’s Foodrama, Family Dollar
25	Irving West	Irving	TX	1987	09/14/93	70,056	95%	593,227	-
26	Cave Spring Corners	Roanoke	VA	1969	06/05/97	171,125	51%	573,373	Kroger
			TOTAL REDEVELOPMENT PROPERTIES			3,879,235	71%	$29,962,952

			TOTAL PORTFOLIO			52,246,670	90%	$373,883,915

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes all leases in force at September 30, 2003, including those that are fully executed, but not yet open.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(4) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased (1)	ABR	Anchor Tenants

Arapahoe Crossings, LP

Arapahoe Crossings	Aurora	CO	Foreign investor	$6,938,476	30%	Increased participation after 10% IRR	$50,000,000	466,363	100%	$6,266,117	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross

Benbrooke Ventures

Rodney Village	Dover	DE	Benbrooke Partners	—	—	—	—	213,686	86%	$945,109	Family Furniture, Farm Fresh
Fruitland Plaza	Fruitland	MD	Benbrooke Partners	—	—	—	—	104,095	71%	522,828	Dollar General, Food Lion
			Total	$8,075,150	50%	8.5% preferred return	$—	317,781	81%	$1,467,937

CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—	—	—	98,191	100%	$997,598	Blockbuster, Publix, Walgreens
Marketplace at Wycliffe	Lake Worth	FL	Major U.S. pension fund	—	—	—	—	133,520	90%	1,735,437	Blockbuster, Walgreens, Winn-Dixie
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—	—	—	169,310	95%	979,882	Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—	—	—	133,070	95%	928,352	Beall’s, Publix, Starnet Cinemas
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—	—	—	105,742	100%	1,061,785	Piccadilly Cafeteria, Publix
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—	—	—	62,345	100%	382,288	Kroger
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—	—	—	59,047	100%	573,845	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—	—	—	126,012	95%	1,000,569	Great Wall Buffet, Greenbacks, John Brooks
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—	—	—	119,742	94%	997,443	Kroger, Petco
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—	—	—	343,903	97%	2,051,057	HEB, Office Depot, Ross, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—	—	—	171,787	99%	1,632,375	Eckerd, Stein Mart, Tom Thumb
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—	—	—	96,088	99%	932,130	Randalls

In-Process Development Properties
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—	—	—	99,417	70%	$407,076	Albertson’s
			Total (3)	$6,071,026	10%	Increased participation after 12% IRR	$89,921,547	1,718,174	97%	$13,679,837

Clearwater Mall, LLC

Clearwater Mall	Clearwater	FL	The Sembler Company	$4,162,079	50%	9.5% preferred return	$26,135,000	284,184	89%	$4,294,000	Costco (NAP, Linens ‘N Things, Lowe’s (NAP), Michaels, PetsMart, Ross, Target (NAP)

Preston Ridge

The Centre At Preston Ridge	Frisco	TX	Foreign investor / George Allen / Milton Schaffer	—	25%	Increased participation after 10% return	$70,000,000	734,448	93%	$11,666,426	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, MJ Design, Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP), T.J. Maxx, Ulta 3
The Market at Preston Ridge	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	3,761,326	50,537	95%	851,896	CompUSA
Undeveloped land parcels (4)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return	—	—	—	—	—
			Total	$9,582,731			$73,761,326	784,985	93%	$12,518,322

	Investments in / Advances to Unconsolidated Ventures			$34,829,462		Total New Plan Pro Rata Share (5)	$56,440,318	821,589	93%	$9,471,342

(1) Includes all leases in force at September 30, 2003, including those that are fullyexecuted, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.  Equity Investment includes emporary investments.

(3) Percent Leased excludes In-Process Development Properties.

(4) Comprised of 38.55 acres. Included in the Company's equity investment balance is approximately $3.0 million of outstanding notes receivable.

(5) Percent Leased excludes CA New Plan Venture Fund In-Process Development Properties and Clearwater Mall.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.

Joint Venture Projects - Disposition Activity

Property Name	Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)

2Q 2003
Flamingo Falls / CA New Plan Venture Fund	S	Pembroke Pines, FL	Sale of property	04/15/03	$23,850,000	$17,809,710	$6,040,290	8.3%	$1,984,320

3Q 2003
Fredricksburg / Benbrooke Ventures	S	Spotsylvania, VA	Sale of property	07/03/03	$2,340,000	$2,261,640	$78,360	6.8%	$159,000

			2003 Total Dispositions		$26,190,000	$20,071,350	$6,118,650

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2002 and Forms 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 should be read in conjunction with the above information.